Evergreen Blue Chip Fund: Semiannual Report as of January 31, 2003

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
9	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
19	STATEMENT OF ASSETS AND LIABILITIES
20	STATEMENT OF OPERATIONS
21	STATEMENTS OF CHANGES IN NET ASSETS
22	NOTES TO FINANCIAL STATEMENTS
28	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

March 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen Shareholder:

We are pleased to provide the semiannual report for the Evergreen Blue Chip Fund, which covers the six-month period ended January 31, 2003.

Market analysis

The U.S. equity markets faced another challenging period over the past six months. Market gains were followed by significant pullbacks, as slower-than-expected economic growth and drastically reduced earnings estimates combined with geopolitical uncertainties to thwart all hopes for sustained rallies. Unfortunately, this pattern was repeated more than once over the past six months, as long-term investors continued to struggle in this volatile environment.

After reaching five-year lows during July, the equity markets rallied. Third-quarter growth appeared to recover from relative weakness in the second quarter, and leadership in Washington arrived at a series of laws designed to punish corporate criminals. The Sarbanes-Oxley Act of 2002 provided investors with the security that corporate CEOs and CFOs would now be required to attest to the veracity of their financial statements on a quarterly basis. However, seemingly just as this effort to assuage corporate mistrust became law, investors were once again confronted with the uncertain global situation. Saber rattling with Iraq increased late in the summer, and the anniversary of the September 11 attacks brought on renewed worries of further terrorist attacks.

The improved economic environment resulted in a return to profitability for many corporations during the third quarter, yet most companies issued only mild outlooks for the year-end quarter, and earnings estimates were drastically reduced early in the fourth quarter. Indeed, after original fourth quarter

LETTER TO SHAREHOLDERS continued

2002 consensus projections of earnings growth in excess of 30%, forecasts were reduced to the 10% range. This combination resulted in a return to the July lows, virtually wiping out the previously impressive rally.

Upon achieving the “double-bottom,” the market had two choices. It could have dramatically fallen farther, or it could have attracted the buyers who previously found value at those levels. Fortunately, the market experienced the latter and another impressive rally began. Evidence of slower economic growth convinced many investors that the Federal Reserve Board would once again reduce rates. After withstanding this pressure in October, monetary policymakers surprised investors with a larger-than-expected 50-basis point reduction in interest rates at the November meeting. In addition, the strength of Republicans in the November mid-term elections also seemed to favor equity investors. However, the recent rally, built possibly on the anticipation of these events, quickly stalled as the old adage “buy on the rumor, sell on the news” returned once again to haunt long-term investors. After several rallies and subsequent pullbacks, stocks finished 2002 down for the third consecutive year, a phenomenon that had not occurred in more than six decades.

The pattern of fits and starts for equities continued into 2003. After rising almost 6% in the first two weeks of trading in January, the Dow Jones Industrial Average declined almost 10% in the final two weeks of the month. The 3% decline for the year’s opening month can be attributed to further worries about terror and war, as well as the possibility that political infighting regarding President Bush’s proposed fiscal package can be expected to last months.

Despite these challenges, we remain encouraged about the prospects for 2003 and beyond for equity investors. We believe the economy can generate growth in the range of 3%, supported by mild levels of personal consumption and a gradual improvement in business spending. The outlook for inflation remains mild and unemployment will likely remain in the 6% range, therefore keeping the Fed on the sidelines for

LETTER TO SHAREHOLDERS continued

much, if not all, of 2003. In this environment, we project operating earnings growth of 8% for companies in the Standard & Poor’s 500 Index (S&P 500). As clarity emerges on the geopolitical front, and if favorable fiscal policy becomes law, then our forecasted year-end fair value range of 1000 to 1050 for the S&P 500 could prove conservative.

Importance of diversification

The volatility we have experienced in the financial markets over the past several months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit EvergreenInvestments.com for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

* A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

FUND AT A GLANCE

as of January 31, 2003

“. . . we believe economic growth will improve over the next several months, benefiting from the government’s fiscal and monetary stimuli. Several factors encourage optimism about the intermediate-term outlook. Interest rates remain low and inflation continues to be moderate. Corporate inventories have declined, giving impetus to industrial production. We also believe that consumer spending, which has helped prop up the economy over the past two years, should continue to be strong, although we do not anticipate any significant increase in consumer spending.”

MANAGEMENT TEAM

Patricia A. Bannan, CFA
Large Cap Core Growth Team
Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 9/11/1935
	Class A	Class B	Class C	Class I
Class Inception Date	1/20/1998	9/11/1935	1/22/1998	4/30/1999

6-month return with sales charge	-12.31%	-11.97%	-9.19%	N/A

6-month return w/o sales charge	-6.98%	-7.34%	-7.37%	-6.89%

Average Annual Return*

1 year with sales charge	-28.08%	-28.06%	-25.77%	N/A

1 year w/o sales charge	-23.69%	-24.28%	-24.26%	-23.53%

5 year	-4.62%	-4.54%	-4.39%	-3.51%

10 year	5.39%	5.60%	5.52%	6.00%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front End	CDSC	Front End
			1.00%
			CDSC

30-day SEC yield	-0.20%	-0.98%	-0.97%	0.05%

* Adjusted for maximum applicable sales charge, unless noted.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

2 Source: Morningstar, Inc.

Morningstar’s Style Box is based on a portfolio date as of 12/31/2002.

The domestic equity Style Box placement is based on 10 growth and valuation measures for each of the fund’s holdings, as well as the size of the companies in which it invests, or median market capitalization.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Blue Chip Fund Class A shares,1 versus a similar investment in the Standard & Poor’s 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risks due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of January 31, 2003, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class A shares had a total return of -6.98% for the six-month period ended January 31, 2003, excluding any applicable sales charges. During the same period, the Standard & Poor’s 500 Index (S&P 500) returned -5.26%, while the median return of funds in the Lipper Large Cap Core Funds Classification was -6.47%. Lipper is an independent monitor of mutual fund performance.

What was the investment environment like during the six months?

While the major stock index averages declined during the period, the benchmark performance numbers did not fully reflect the extent of the volatility in stock markets. As a variety of factors caused changes in short-term investor expectations, the market alternated between dramatic short-term rallies and slumps. Within the six-month period, the S&P 500 posted two double-digit percentage point rallies, each to be followed by losses of 10% or more. No part of the market was immune from these fluctuations. Both large cap growth and large cap value stocks performed similarly during the six months.

Investors, while sometimes hopeful, showed little sustained confidence in an environment of sluggish economic growth, heightened international tensions surrounding Iraq and North Korea, and continued skepticism in the wake of allegations of accounting irregularities and corporate fraud.

A few signs of a strengthening economy did appear, however. The Institute for Supply Management, for example, published a study documenting an increase in manufacturing activity, while consumer spending and home buying continued to be strong. Companies included in the S&P 500 showed a 15% gain in earnings for the third quarter of 2002, compared to the same quarter a year earlier. However, the possibility of war with Iraq dampened enthusiasm for stock investing as the period came to a close.

PORTFOLIO CHARACTERISTICS
(as of 1/31/2003)

Total Net Assets	$388,902,260

Number of Holdings	116

Beta*	0.84

R-squared*	0.92

P/E Ratio	18.6x

*As of 12/31/2002

What were your principal strategies during this period?

We kept the fund’s sector and industry weightings close to those of the benchmark S&P 500. In general, we focused on conservative, high-quality companies that had the potential to improve their earnings. We did, however, have a modest overweighting in the industrials sector, which we think was attractively valued and could do well when the economy eventually starts to recover. We also placed greater emphasis on the energy sector, buoyed by rising commodity prices, and on the healthcare sector, where we saw good earnings growth and attractive values, particularly among pharmaceutical companies and medical equipment companies such as Medtronic and Boston Scientific.

PORTFOLIO MANAGER INTERVIEW continued

At the same time, we modestly underweighted the utilities, telecommunication services and consumer staples sectors. Utilities had disappointing earnings, prospects for the telecommunication services area appeared weak in the slumping economy, and consumer staples stocks were priced relatively high after a period of outperformance relative to the market.

None of these overweighted or underweighted positions, however, were very dramatic as we did not have strong convictions about the relative value or growth prospects of any one sector over another.

TOP 5 SECTORS
(as a percentage of 1/31/2003 net assets)

Financials	19.3%

Health Care	16.5%

Information Technology	15.5%

Industrials	13.5%

Consumer Discretionary	13.3%

What were some of the investments that helped the fund’s performance during the period?

Stock selection helped the fund’s performance during a period in which most sectors struggled. In the energy sector, for example, Devon Energy, Burlington Resources and Nabors Industries performed well, helped by tight gas markets and uncertainty in the oil markets because of the Venezuelan strike and tensions in the Middle East. In the industrials sector, 3M posted good performance resulting from restructuring and greater emphasis on productivity, while L-3 Communications benefited from increased spending in defense electronics. We also had good stock selection in the financials sector, with holdings such as Freddie Mac and AFLAC gaining value. Our decision to underweight utilities also helped the fund’s relative performance.

Were there any disappointments?

Several retailers in the consumer discretionary sector had disappointing earnings, including Kohl’s, Best Buy and Home Depot. Healthcare services stocks also tended to lose ground. Wellpoint Health Network declined with other HMO stocks, while investors worried about the possibility of slowing revenues at Cardinal Healthcare. HCA fell because of the well-publicized problems of a similar company, Tenet Healthcare.

Our de-emphasis of telecommunication services stocks also detracted from relative performance as several stocks in this sector staged a rally during the fourth quarter of 2002. We remain skeptical about their prospects, however, and believe other sectors are better positioned to potentially perform well during an economic recover.

TOP 10 HOLDINGS
(as a percentage of 1/31/2003 net assets)

Microsoft Corp.	3.5%

Exxon Mobil Corp.	3.0%

Citigroup, Inc.	2.9%

Pfizer, Inc.	2.5%

Wal-Mart Stores, Inc.	2.1%

3M Co.	2.1%

Johnson & Johnson Co.	2.1%

American International Group, Inc.	1.8%

International Business Machines Corp.	1.8%

General Electric Co.	1.8%

PORTFOLIO MANAGER INTERVIEW continued

What is your outlook for the next six months?

We believe the stock market will continue to be volatile until the situation in Iraq is resolved. This uncertainty could discourage some investors from buying stocks in the near term. However, we believe economic growth will improve over the next several months, benefiting from the government’s fiscal and monetary stimuli. Several factors encourage optimism about the intermediate-term outlook. Interest rates remain low and inflation continues to be moderate. Corporate inventories have declined, giving impetus to industrial production. We also believe that consumer spending, which has helped prop up the economy over the past two years, should continue to be strong, although we do not anticipate any significant increase in consumer spending.

We believe that stock valuations are increasingly attractive and that the stock market slump probably has hit its bottom. As a result, we see good potential for improved performance by stocks, but we do not anticipate any explosive gains in the major stock index averages.

We plan to continue to focus on high-quality companies with predictable earnings and good managements that are industry leaders.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended
	January 31, 2003	Year Ended July 31,
	(unaudited)[1]	2002[1]	2001	2000	1999	1998[2]
CLASS A
Net asset value, beginning of period	$19.91	$25.69	$34.79	$32.88	$30.42	$27.39
Income from investment operations
Net investment income (loss)	-0.01	-0.03	0.01	-0.03	0.05	0.08
Net realized and unrealized gains or losses on securities	-1.38	-5.75	-6.81	4.34	4.82	3.01
Total from investment operations	-1.39	-5.78	-6.80	4.31	4.87	3.09

Distributions to shareholders from
Net investment income	0	0	0	0	-0.03	-0.06
Net realized gains	0	0	-2.30	-2.40	-2.38	0
Total distributions to shareholders	0	0	-2.30	-2.40	-2.41	-0.06

Net asset value, end of period	$18.52	$19.91	$25.69	$34.79	$32.88	$30.42
Total return[3]	-6.98%	-22.50%	-20.47%	13.22%	17.29%	11.29%
Ratios and supplemental data
Net assets, end of period (millions)	$189	$220	$329	$467	$382	$285
Ratios to average net assets
Expenses[4]	1.52%[5]	1.37%	1.22%	1.15%	1.20%	1.20%[5]
Net investment income (loss)	-0.08%[5]	-0.15%	0.02%	-0.04%	0.19%	0.49%[5]
Portfolio turnover rate	46%	179%	223%	153%	111%	112%

1.  Net investment income (loss) per share is based on average shares outstanding during the period.

2.  For the period from January 20, 1998 (commencement of class operations), to July 31, 1998.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended						Year Ended
	January 31, 2003	Year Ended July 31,					August 31,
	(unaudited)[1]	2002[1]	2001	2000	1999	1998[2]	1997
CLASS B
Net asset value, beginning of period	$19.22	$24.99	$34.15	$32.54	$30.35	$29.97	$25.05
Income from investment operations
Net investment income (loss)	-0.08	-0.20	-0.21	-0.14	-0.05	-0.12	0.15
Net realized and unrealized gains or losses on securities	-1.33	-5.57	-6.65	4.15	4.62	5.72	7.97
Total from investment operations	-1.41	-5.77	-6.86	4.01	4.57	5.60	8.12

Distributions to shareholders from
Net investment income	0	0	0	0	0	-0.08	-0.20
Net realized gains	0	0	-2.30	-2.40	-2.38	-4.96	-3.18
Total distributions to shareholders	0	0	-2.30	-2.40	-2.38	-5.04	-3.38

Net asset value, end of period	$17.81	$19.22	$24.99	$34.15	$32.54	$30.35	$29.79
Total return[3]	-7.34%	-23.09%	-21.06%	12.40%	16.26%	20.89%	34.76%
Ratios and supplemental data
Net assets, end of period (millions)	$183	$220	$364	$477	$255	$118	$313
Ratios to average net assets
Expenses[4]	2.27%[5]	2.12%	1.98%	1.90%	1.95%	1.68%[5]	1.57
Net investment income (loss)	-0.83%[5]	0.89%	-0.73%	-0.79%	-0.60%	-0.02%[5]	0.55
Portfolio turnover rate	46%	179%	223%	153%	111%	112%	1.09

1.  Net investment income (loss) per share is based on average shares outstanding during the period.

2.  For the eleven months ended July 31, 1998. The Fund changed its fiscal year end from August 31 to July 31, effective July 31, 1998.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended
	January 31, 2003	Year Ended July 31,
	(unaudited)[1]	2002[1]	2001	2000	1999	1998[2]
CLASS C
Net asset value, beginning of period	$19.28	$25.06	$34.24	$32.63	$30.40	$27.70
Income from investment operations
Net investment income (loss)	-0.08	-0.20	-0.21	-0.04	-0.11	0
Net realized and unrealized gains or losses on securities	-1.34	-5.58	-6.67	4.05	4.72	2.72
Total from investment operations	-1.42	-5.78	-6.88	4.01	4.61	2.72

Distributions to shareholders from
Net investment income	0	0	0	0	0	-0.02
Net realized gains	0	0	-2.30	-2.40	-2.38	0
Total distributions to shareholders	0	0	-2.30	-2.40	-2.38	-0.02

Net asset value, end of period	$17.86	$19.28	$25.06	$34.24	$32.63	$30.40
Total return[3]	-7.37%	-23.06%	-21.06%	12.37%	16.37%	9.80%
Ratios and supplemental data
Net assets, end of period (millions)	$10	$11	$19	$22	$3	$1
Ratios to average net assets
Expenses[4]	2.27%[5]	2.12%	1.98%	1.90%	1.95%	2.02%[5]
Net investment income (loss)	-0.83%[5]	-0.89%	-0.73%	-0.78%	-0.67%	-0.27%[5]
Portfolio turnover rate	46%	179%	223%	153%	111%	112%

1.  Net investment income (loss) per share is based on average shares outstanding during the period.

2.  For the period from January 22, 1998 (commencement of class operations), to July 31, 1998.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended
	January 31, 2003	Year Ended July 31,
	(unaudited)[1]	2002[1]	2001	2000	1999[2]
CLASS I3
Net asset value, beginning of period	$19.89	$25.60	$34.59	$32.62	$32.30
Income from investment operations
Net investment income	0.02	0.02	0.06	0.04	0
Net realized and unrealized gains or losses on securities	-1.39	-5.73	-6.75	4.33	0.32
Total from investment operations	-1.37	-5.71	-6.69	4.37	0.32

Distributions to shareholders from
Net realized gains	0	0	-2.30	-2.40	0

Net asset value, end of period	$18.52	$19.89	$25.60	$34.59	$32.62
Total return	-6.89%	22.30%	20.26%	13.53%	0.99%
Ratios and supplemental data
Net assets, end of period (millions)	$7	$9	$14	$16	$1
Ratios to average net assets
Expenses[4]	1.27%[5]	1.12%	0.98%	0.90%	0.95%[5]
Net investment income	0.17%[5]	0.10%	0.26%	0.22%	0.08%[5]
Portfolio turnover rate	46%	179%	223%	153%	111%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  For the period from April 30, 1999 (commencement of class operations), to July 31, 1999.

3.  Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

January 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS 97.9%
CONSUMER DISCRETIONARY 13.3%
Auto Components 0.4%
Johnson Controls, Inc.	19,100	$ 1,542,707
Automobiles 0.7%
Harley-Davidson, Inc.	67,950	2,838,951
Hotels, Restaurants & Leisure 1.0%
Carnival Corp., Class A	64,800	1,561,680
Darden Restaurants, Inc.	101,700	2,206,890
3,768,570
Household Durables 0.5%
Newell Rubbermaid, Inc.	72,900	2,030,265
Internet & Catalog Retail 0.4%
eBay, Inc. *	22,200	1,668,552
Media 4.2%
AOL Time Warner, Inc. *	90,400	1,054,064
Clear Channel Communications, Inc. *	36,900	1,478,952
Comcast Corp., Class A *	75,681	2,015,385
Gannett Co., Inc.	19,800	1,438,668
Knight-Ridder, Inc.	33,900	2,295,708
USA Interactive, Inc. *	78,700	1,732,187
Viacom, Inc., Class B *	115,500	4,452,525
Walt Disney Co.	115,800	2,026,500
16,493,989
Multi-line Retail 3.8%
Costco Wholesale Corp. *	51,600	1,489,692
Target Corp.	172,700	4,871,867
Wal-Mart Stores, Inc.	172,225	8,232,355
14,593,914
Specialty Retail 1.2%
Lowe’s Companies, Inc.	42,500	1,452,650
Michaels Stores, Inc. *	40,700	1,373,625
Staples, Inc. *	113,200	1,943,644
4,769,919
Textiles & Apparel 1.1%
Jones Apparel Group, Inc. *	35,700	1,166,676
Nike, Inc., Class B	68,700	3,059,898
4,226,574
CONSUMER STAPLES 7.9%
Beverages 3.5%
Anheuser-Busch Companies, Inc.	69,050	3,277,803
Coca-Cola Co.	100,900	4,082,414
PepsiCo, Inc.	150,600	6,096,288
13,456,505
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES continued
Food Products 1.6%
Altria Group, Inc.	39,950	$ 1,512,907
ConAgra, Inc.	83,300	2,043,349
Sara Lee Corp.	141,000	2,811,540
6,367,796
Household Products 2.0%
Colgate-Palmolive Co.	38,100	1,939,671
Procter & Gamble Co.	68,150	5,831,596
7,771,267
Personal Products 0.8%
Avon Products, Inc.	61,400	3,070,000
ENERGY 5.1%
Energy Equipment & Services 0.5%
Weatherford International, Ltd. *(p)	51,300	1,906,308
Oil & Gas 4.6%
BP Plc, ADR	52,100	2,032,421
ConocoPhillips	50,700	2,443,233
Exxon Mobil Corp.	335,918	11,471,600
Ocean Energy, Inc.	105,000	1,966,650
17,913,904
FINANCIALS 19.3%
Banks 5.8%
Bank of America Corp.	87,450	6,125,872
Bank of New York Co., Inc.	55,500	1,404,150
Charter One Financial, Inc.	139,970	4,046,533
Fifth Third Bancorp	37,450	1,997,958
FleetBoston Financial Corp.	50,300	1,313,333
Mellon Financial Corp.	58,700	1,342,469
U.S. Bancorp	80,980	1,708,678
Wells Fargo & Co.	99,250	4,701,472
22,640,465
Diversified Financials 8.6%
American Express Co.	90,200	3,204,806
Citigroup, Inc.	331,766	11,406,115
Fannie Mae	86,600	5,603,020
Freddie Mac	67,850	3,798,243
MBNA Corp.	99,300	1,671,219
Merrill Lynch & Co., Inc.	125,400	4,391,508
SLM Corp.	20,000	2,124,600
State Street Corp.	33,100	1,310,429
33,509,940
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Insurance 4.9%
AFLAC, Inc.	94,000	$ 3,044,660
Allstate Corp.	53,800	1,893,222
American International Group, Inc.	130,816	7,079,762
Marsh & McLennan Co.	28,000	1,193,640
MetLife, Inc.	61,300	1,641,001
Travelers Property Casualty Corp., Class B	106,700	1,734,942
XL Capital, Ltd., Class A	31,300	2,349,378
18,936,605
HEALTH CARE 16.5%
Biotechnology 1.4%
Amgen, Inc. *	83,700	4,265,352
IDEC Pharmaceuticals Corp. *(p)	37,600	1,206,584
5,471,936
Health Care Equipment & Supplies 2.5%
Biomet, Inc.	72,300	2,020,134
Boston Scientific Corp. *	74,800	3,025,660
Guidant Corp. *	49,900	1,677,638
Medtronic, Inc.	67,600	3,036,592
9,760,024
Health Care Providers & Services 1.9%
Cardinal Health, Inc.	60,300	3,517,299
HCA-The Healthcare Corp.	44,700	1,910,478
UnitedHealth Group, Inc.	21,500	1,889,850
7,317,627
Pharmaceuticals 10.7%
Abbott Laboratories, Inc.	71,300	2,717,956
Eli Lilly & Co.	53,900	3,246,936
Forest Laboratories, Inc. *	26,200	1,355,850
Johnson & Johnson Co.	148,650	7,969,126
Merck & Co., Inc.	99,700	5,522,383
Mylan Laboratories, Inc.	59,250	1,583,160
Pfizer, Inc.	323,900	9,833,604
Pharmacia Corp.	138,650	5,791,411
Wyeth	87,800	3,426,834
41,447,260
INDUSTRIALS 13.5%
Aerospace & Defense 1.9%
L-3 Communications Holdings, Inc. *(p)	26,318	1,178,257
United Technologies Corp.	98,700	6,275,346
7,453,603
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Building Products 1.0%
American Standard Companies, Inc. *	57,000	$ 3,799,620
Commercial Services & Supplies 2.0%
Equifax, Inc.	31,200	667,992
First Data Corp.	133,500	4,592,400
Waste Management, Inc.	112,900	2,595,571
7,855,963
Industrial Conglomerates 4.6%
3M Co.	64,950	8,089,522
General Electric Co.	297,850	6,892,249
Tyco International, Ltd.	182,700	2,925,027
17,906,798
Machinery 2.6%
Deere & Co.	94,200	3,975,240
Illinois Tool Works, Inc.	37,100	2,256,422
Ingersoll-Rand Co., Class A	53,200	2,088,632
SPX Corp. *	46,400	1,721,440
10,041,734
Road & Rail 1.4%
Swift Transportation Co., Inc. *(p)	80,400	1,286,400
Union Pacific Corp.	70,200	4,005,612
5,292,012
INFORMATION TECHNOLOGY 15.5%
Communications Equipment 2.0%
Cisco Systems, Inc. *	422,400	5,647,488
Nokia Corp., ADR	135,100	1,944,089
7,591,577
Computers & Peripherals 4.0%
Dell Computer Corp. *	146,600	3,497,876
Hewlett-Packard Co.	188,200	3,276,562
International Business Machines Corp.	88,400	6,915,532
Lexmark International Group, Inc., Class A *	33,600	2,034,144
15,724,114
Electronic Equipment & Instruments 0.5%
Thermo Electron Corp. *	100,400	1,824,268
IT Consulting & Services 1.3%
Affiliated Computer Services, Inc., Class A *	94,600	5,129,212
Semiconductor Equipment & Products 2.9%
Altera Corp. *	140,150	1,538,847
Applied Materials, Inc. *	149,500	1,789,515
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Semiconductor Equipment & Products continued
Intel Corp.	301,750	$ 4,725,405
Texas Instruments, Inc.	199,650	3,174,435
11,228,202
Software 4.8%
Microsoft Corp. *	284,650	13,509,489
Oracle Corp. *	424,950	5,112,149
18,621,638
MATERIALS 3.1%
Chemicals 1.6%
PPG Industries, Inc.	45,000	2,197,350
Praxair, Inc.	71,650	3,907,791
6,105,141
Containers & Packaging 0.8%
Pactiv Corp. *	150,700	3,075,787
Metals & Mining 0.4%
Alcoa, Inc.	90,300	1,785,231
Paper & Forest Products 0.3%
International Paper Co.	33,800	1,206,660
TELECOMMUNICATION SERVICES 2.8%
Diversified Telecommunication Services 2.8%
BellSouth Corp.	106,350	2,422,653
SBC Communications, Inc.	142,000	3,470,480
Verizon Communications, Inc.	134,250	5,139,090
11,032,223
UTILITIES 0.9%
Electric Utilities 0.5%
Dominion Resources, Inc.	36,700	1,988,773
Multi-Utilities 0.4%
Energy East Corp.	86,200	1,699,864
Total Common Stocks		380,865,498
SHORT-TERM INVESTMENTS 2.4%
MUTUAL FUND SHARES 2.4%
Evergreen Institutional U.S. Government Money Market Fund (o)	5,623,025	5,623,025
Navigator Prime Portfolio (pp)	3,774,143	3,774,143
Total Short-Term Investments		9,397,168
Total Investments (cost $428,227,359) 100.3%		390,262,666
Other Assets and Liabilities (0.3%)		(1,360,406)
Net Assets 100.0%		$ 388,902,260
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2003 (unaudited)

(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the fund and the money market fund.
*	Non-income producing security.
(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received from securities on loan.

Summary of Abbreviations:
ADR	American Depository Receipt
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2003 (unaudited)

Assets
Identified cost of securities	$ 428,227,359
Net unrealized losses on securities	(37,964,693)

Market value of securities	390,262,666
Receivable for securities sold	2,770,224
Receivable for Fund shares sold	151,896
Dividends and interest receivable	452,980
Prepaid expenses and other assets	58,967

Total assets	393,696,733

Liabilities
Payable for Fund shares redeemed	862,787
Payable for securities on loan	3,774,143
Advisory fee payable	17,005
Distribution Plan expenses payable	19,527
Due to other related parties	3,161
Accrued expenses and other liabilities	117,850

Total liabilities	4,794,473

Net assets	$ 388,902,260

Net assets represented by
Paid-in capital	$ 647,853,304
Undistributed net investment loss	(996,599)
Accumulated net realized losses on securities	(219,989,752)
Net unrealized losses on securities	(37,964,693)

Total net assets	$ 388,902,260

Net assets consists of
Class A	$ 188,917,455
Class B	182,705,060
Class C	10,320,941
Class I	6,958,804

Total net assets	$ 388,902,260

Shares outstanding
Class A	10,200,864
Class B	10,259,376
Class C	578,024
Class I	375,699

Net asset value per share
Class A	$ 18.52
Class A -- Offering price (based on sales charge of 5.75%)	$ 19.65
Class B	$ 17.81
Class C	$ 17.86
Class C -- Offering price (based on sales charge of 1.00%)	$ 18.04
Class I	$ 18.52

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2003 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $2,953)	$ 3,062,092
Interest	94,753

Total investment income	3,156,845

Expenses
Advisory fee	1,151,843
Distribution Plan expenses
Class A	264,867
Class B	1,031,197
Class C	55,112
Administrative services fees	218,829
Transfer agent fee	1,292,133
Trustees’ fees and expenses	4,510
Printing and postage expenses	46,706
Custodian fee	51,737
Registration and filing fees	6,551
Professional fees	9,147
Other	2,213

Total expenses	4,134,845
Less: Expense reductions	(788)

Net expenses	4,134,057

Net investment loss	(977,212)

Net realized and unrealized gains or losses on securities
Net realized losses on securities	(36,324,689)
Net change in unrealized gains or losses on securities	5,624,368

Net realized and unrealized gains or losses on securities	(30,700,321)

Net decrease in net assets resulting from operations	$ (31,677,533)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	January 31, 2003		Year Ended
	(unaudited)		July 31, 2002

Operations
Net investment loss		$ (977,212)		$ (3,235,259)
Net realized losses on securities		(36,324,689)		(60,389,371)
Net change in unrealized gains or losses on securities		5,624,368		(86,821,615)

Net decrease in net assets resulting from operations		(31,677,533)		(150,446,245)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	851,881	16,632,530	1,203,430	27,922,792
Class B	294,357	5,542,364	876,218	20,120,321
Class C	141,873	2,719,598	150,074	3,472,176
Class I	28,966	555,950	138,947	3,255,452

		25,450,442		54,770,741

Automatic conversion of Class B shares to Class A shares
Class A	109,154	2,146,122	605,836	15,078,471
Class B	(113,255)	(2,146,122)	(625,521)	(15,078,471)

		0		0

Payment for shares redeemed
Class A	(1,814,131)	(35,114,547)	(3,565,303)	(82,438,587)
Class B	(1,390,325)	(25,824,521)	(3,364,749)	(74,696,855)
Class C	(147,670)	(2,696,256)	(307,744)	(6,981,023)
Class I	(114,857)	(2,230,874)	(230,663)	(5,427,692)

		(65,866,198)		(169,544,157)

Net decrease in net assets resulting from capital share transactions		(40,415,756)		(114,773,416)

Total decrease in net assets		(72,093,289)		(265,219,661)
Net assets
Beginning of period		460,995,549		726,215,210

End of period		$ 388,902,260		$ 460,995,549

Undistributed net investment loss		$ (996,599)		$ (19,387)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Blue Chip Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, and Institutional (“Class I”) shares. Class A shares are sold with a front-end sales charge. Class B shares are sold without a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold with a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Both Class B and Class C shares pay a higher ongoing distribution fee than Class A. Class I shares are sold without a front-end sales charge or contingent deferred sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price reported on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gains or losses on securities.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

d. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.61% and declining to 0.26% as average daily net assets increase.

From time to time, EIMC may voluntarily or contractually waive its fees in order to limit operating expenses. For any fee waivers made after January 1, 2003, EIMC may recoup any amounts waived up to a period of three years following the end of the fiscal year in which the fee waivers were made.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the six months ended January 31, 2003, the transfer agent fees were equivalent to an annual rate of 0.59% of the Fund’s average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the six months ended January 31, 2003, the Fund paid brokerage commissions of $329,530 to Wachovia Securities, Inc.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for Class B and Class C shares.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $191,734,380 and $227,443,399, respectively, for the six months ended January 31, 2003.

The Fund loaned securities during the six months ended January 31, 2003 to certain brokers. At January 31, 2003, the value of securities on loan and the value of collateral (including accrued interest) amounted to $3,641,863 and $3,774,143, respectively. During the six months ended January 31, 2003, the Fund earned $7,710 in income from securities lending.

On January 31, 2003, the aggregate cost of securities for federal income tax purposes was $428,227,359. The gross unrealized appreciation and depreciation on securities based on tax cost was $12,613,902 and $50,578,595, respectively, with a net unrealized depreciation of $37,964,693.

As of July 31, 2002, the Fund had $141,844,068 in capital loss carryovers for federal income tax purposes with $1,950,964 expiring in 2009 and $139,893,104 expiring in 2010.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of July 31, 2002 the Fund incurred and elected to defer post-October losses of $27,070,318.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

the funds to borrow from, or lend money to, other participating funds. During the six months ended January 31, 2003, the Fund did not participate in the interfund lending program.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $788, which represents 0.00% of its average daily net assets.

8. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the six months ended January 31, 2003, the Fund had no borrowings under this agreement.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993 Other directorships: None	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

2 Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $232 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of January 31, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

565218    3/2003

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034